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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

                    ---------------------------------------

                                 Date of Report
                               November 11, 1996

                           NeoStar Retail Group, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-25272               75-2559376
----------------------------         --------------       -------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                      File Number)       Identification No.)

2250 William D. Tate Avenue, Grapevine, Texas                    76051
---------------------------------------------                ------------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (817) 424-2000
                                                           --------------
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Item 5. Other Events

News Release

        On November 11, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company"), issued a news release reporting that discussions with Leonard Riggio, a director and stockholder of the Company, concerning possible financial support had ended when the Company's debtor-in-possession lenders, its trade creditors and Mr. Riggio were unable to reach agreement on the terms of the financing transaction and that, due to the absence of other viable financing alternatives, the Company has decided to auction its assets. The news release, attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

        "THE SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995. This report contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future operating results, the financial condition of the Company, bankruptcy court approval of those actions requiring such approval, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.


Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                The following exhibit is filed as part of this report:

        99.1    News Release of NeoStar Retail Group, Inc. dated November 11,
                1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEOSTAR RETAIL GROUP, INC.
                                           (Registrant)


                                        By: /s/  OPAL P. FERRARO
                                           ------------------------------------
                                                 Opal P. Ferraro
                                                 Vice President and
                                                 Chief Financial Officer

Date: November 11, 1996
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                                 EXHIBIT INDEX

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EXHIBIT                                                              PAGE
NUMBER                          DESCRIPTION                          NUMBER
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
  99.1           News Release of NeoStar Retail Group, Inc.
                 dated November 11, 1996.
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